SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by Registrant [ X ]

Filed  by a Party  other  than  the  Registrant  [ ]
Check  the appropriate box:


[   ]  Preliminary Proxy Statement
[   ]  Confidential, for Use of the Commission Only
         (as permitted by Rule 14a-6(e)(2))
[ X ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12


                         BOULDER TOTAL RETURN FUND, INC.
                (Name of Registrant as Specified In Its Charter)

                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[ X ]   No fee required.

        Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        1)  Title of each class of securities to which transactions applies:

        2) Aggregate number of securities to which transaction applies:

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        4) Proposed maximum aggregate value of transaction:

        5) Total fee paid:

[   ]   Fee paid previously with preliminary materials.

[   ]   Check  box  if any  part  of the  fee is  offset  as
        provided by Exchange Act Rule 0-11(a)(2) and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)       Amount Previously Paid:
        2)       Form, Schedule or Registration Statement No.:
        3)       Filing Party:
        4)       Date Filed:

                         BOULDER TOTAL RETURN FUND, INC.
                           1680 38TH Street, Suite 800
                                Boulder, CO 80301
                           www.bouldertotalreturn.com

                                  March 8, 2001

Dear Shareholder,

         Please take the time to read and vote the enclosed proxy. Your vote is very important. The enclosed Proxy Statement of the Boulder Total Return Fund provides shareholders with details about each proposal and should be carefully read and considered before voting.

         As shareholders of the Fund, you should be aware that the Fund's recent performance has been outstanding. In fact, LIPPER RANKED THE FUND #1 FOR THE YEAR 2000 for its investment performance in the closed-end Growth & Income Fund category. In Calendar year 2000, the Fund achieved a total return on its net assets of 24.53%. To say the least, this performance compares quite favorably to the 9.10% LOSS returned by the S&P 500 Index for the same period - a disparity of 33.63%. For the trailing one year period ending February 28, 2001, the Fund's total return on net assets was 47.38% compared to the 8.20% LOSS returned by the S&P 500 Index.

         Boulder Investment Advisers and Stewart Investment Advisers (the "Advisers") currently provide investment advisory services to the Fund at a rate of 1.0% based on average total net assets. At a recent meeting of the Board of Directors of the Fund, the Advisers proposed a fee increase from the current 1.0% to 1.25%, a 25% increase in advisory fees. This proposed increase must be approved by a majority of shareholders prior to its taking effect. The fee increase proposal is discussed in detail in the Proxy Statement.

         In light of the performance and the value added to the Fund by the Advisers, the Board approved the proposed fee increase. We ask shareholders to consider a number of factors in determining whether such an increase is reasonable:

(BULLET)  The Fund achieved the Lipper #1 rating in its category.

(BULLET) During calendar year 2000, the Fund's Net Asset Value (NAV) increased from $12.99 to $15.94, an increase of $3.11 (which includes $0.16 of dividends paid during the year).

(BULLET) The fee increase, if approved by shareholders, will only increase advisory fees by approximately $.06 per share over a one year period based on the Fund's current total net assets.

(BULLET) The Advisers achieved one of their primary directives of "not losing what we already have" by selecting 28 different securities, all but 2 of which have gained in value since their acquisition as of March 8, 2001. This happened in a declining stock market.

(BULLET) The total realized and unrealized gain on the 26 "up" securities exceeds $41 million, while the unrealized loss on the 2 "down" securities is less than $150,000. Again, this happened in an otherwise declining market.

(BULLET) The Fund owned a significant number of preferred securities at the beginning of 2000 which had a negative effect on performance. The Advisers "inherited" these preferred stocks when they became the advisers in August 1999. The Fund liquidated these and no longer owns any preferred stocks.

(BULLET) The value added through the Advisers' portfolio management skills has continued through the first 2 months of 2001 with a total return of 5.96% through February 28th versus a negative 5.89% for the S&P 500 Index.

(BULLET) The Fund's Net Asset Value recently hit its all-time high of $17.00 per share on February 16, 2001.

(BULLET) The proposed fee of 1.25% is on the high end of advisory fees paid to mutual fund managers, but we feel (and sincerely hope you do as well) that you get what you pay for.

     Your vote is very important. PLEASE TAKE A MOMENT NOW TO VOTE BY COMPLETING AND RETURNING THE PROXY CARD IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE OR, ON THE INTERNET, GO TO WWW.PROXYVOTE.COM, ENTER THE CONTROL NUMBER FROM YOUR PROXY CARD, AND VOTE YOUR SHARES ONLINE!

Sincerely,
Stephen Miller, President

                         BOULDER TOTAL RETURN FUND, INC.
                           1680 38th Street, Suite 800
                             Boulder, Colorado 80301

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          To Be Held on April 27, 2001

To the Shareholders:

         Notice is hereby given that the Annual Meeting of Shareholders of Boulder Total Return Fund, Inc. (the "Fund"), a Maryland corporation, will be held at the Embassy Suites Omaha Downtown/Old Market, 555 South 10th St., Omaha, Nebraska 68102 at 12:00 noon Central time, on April 27, 2001, for the following purposes:

         1.       To elect two Directors of the Fund (PROPOSAL 1).

         2. To ratify the selection of KPMG LLP as independent accountants for the Fund for the fiscal year ending November 30, 2001 (PROPOSAL 2).


         3.       To  approve  or   disapprove  a  proposed   amendment  to  the
                  Investment Advisory Agreement to increase the advisory fee paid to Boulder Investment Advisers, L.L.C. (PROPOSAL 3).

         4. To transact such other business as may properly come before the Meeting or any adjournments thereof.

         The Board of Directors of the Fund has fixed the close of business on February 28, 2001 as the record date for the determination of shareholders of the Fund entitled to notice of and to vote at the Annual Meeting.

                                             By Order of the Board of Directors,

                                             STEPHANIE KELLEY
                                             SECRETARY


March 8, 2001


--------------------------------------------------------------------------------
         SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETING ARE
          REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD.
           THE PROXY CARD SHOULD BE RETURNED IN THE ENCLOSED ENVELOPE,
           WHICH NEEDS NO POSTAGE IF MAILED IN THE CONTINENTAL UNITED
          STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE
                         SET FORTH ON THE INSIDE COVER.
--------------------------------------------------------------------------------

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

         The following general rules for signing proxy cards may be of assistance to you and may avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

         1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

         2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

         3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

            REGISTRATION                                 VALID SIGNATURE
            ------------                                 ---------------

            CORPORATE ACCOUNTS
            (1)  ABC Corp.                               ABC Corp.
            (2)  ABC Corp.                               John Doe, Treasurer
            (3)  ABC Corp., c/o John Doe Treasurer       John Doe
            (4)  ABC Corp. Profit Sharing Plan           John Doe, Trustee

            TRUST ACCOUNTS
            (1)  ABC Trust                               Jane B. Doe, Trustee
            (2)  Jane B. Doe, Trustee, u/t/d 12/28/78    Jane B. Doe

            CUSTODIAN OR ESTATE ACCOUNTS
            (1)  John B. Smith, Cust.,                   John B. Smith
                  f/b/o John B. Smith, Jr. UGMA
            (2)  John B. Smith                           John B. Smith, Jr.,
                                                            Executor

                         BOULDER TOTAL RETURN FUND, INC.

                           1680 38th Street, Suite 800
                             Boulder, Colorado 80301

                         ANNUAL MEETING OF SHAREHOLDERS
                                 April 27, 2001

                                 PROXY STATEMENT

         This document is a proxy statement ("Proxy Statement") for Boulder Total Return Fund, Inc. ("BTF" or the "Fund"). This Proxy Statement is furnished in connection with the solicitation of proxies by the Fund's Board of Directors (collectively, the "Board" and individually, the "Directors") for use at the Annual Meeting of Shareholders of the Fund to be held on Friday, April 27, 2001, at 12:00 noon Central time, at the Embassy Suites Omaha Downtown/Old Market, 555 South 10th St., Omaha, Nebraska 68102, and at any adjournments thereof (the "Meeting"). A Notice of Annual Meeting of Shareholders and proxy card for the Fund accompany this Proxy Statement. Proxy solicitations will be made, beginning on or about March 16, 2001, primarily by mail, but proxy solicitations may also be made by telephone, online on the Fund's web site, telegraph or personal interviews conducted by officers of the Fund and PFPC Inc. ("PFPC"), the transfer agent and co-administrator of the Fund. The costs of proxy solicitation and expenses incurred in connection with the preparation of this Proxy Statement and its enclosures will be paid by the Fund. The Fund also will reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of its shares.


         THE ANNUAL REPORT OF THE FUND, INCLUDING AUDITED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2000, HAS BEEN MAILED TO SHAREHOLDERS. ADDITIONAL COPIES ARE AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY CALLING 1-800-331-1710. THE REPORT IS ALSO VIEWABLE ONLINE AT THE FUND'S WEB SITE AT WWW.BOULDERTOTALRETURN.COM.

         If the enclosed proxy is properly executed and returned by April 27, 2001 in time to be voted at the Meeting, the Shares (as defined below) represented thereby will be voted in accordance with the instructions marked thereon. Unless instructions to the contrary are marked thereon, a proxy will be voted FOR the election of the nominees for Director and FOR the other matters listed in the accompanying Notice of the Annual Meeting of Shareholders. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her Shares in person or by submitting a letter of revocation or a later-dated proxy to the Fund at the above address prior to the date of the Meeting.


         In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR any proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST any proposal against any such adjournment. A shareholder vote may be taken on one or more of the proposals in the Proxy Statement prior to any such adjournment if sufficient votes have been received for approval. Under the By-Laws of the Fund, a quorum is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund entitled to vote at the Meeting. If a proposal is to be voted upon by only one class of the Fund's shares, a quorum of that class of shares must be present at the Meeting in order for the proposal to be considered.

         The Fund has two classes of capital stock: common stock, par value $0.01 per share (the "Common Stock") and Auction Market Preferred Stock, par value $0.01 per share ("AMPs", together with the Common Stock, the "Shares"). On the record date, February 28, 2001, the following number of Shares of the Fund were issued and outstanding:

                                                                  AMPS
                                   COMMON STOCK               OUTSTANDING
                                   OUTSTANDING
                                   ------------               -----------
                                     9,416,743                    775


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The following table sets forth certain information regarding the beneficial ownership of the Fund's shares as of February 28, 2001 by each person who is known by the Fund to beneficially own 5% or more of the Fund's Common Stock. To the Fund's knowledge, there are no 5% or greater beneficial owners of the AMPs.


          NAME OF OWNER*                NUMBER OF SHARES          NUMBER OF SHARES            PERCENTAGE
                                       DIRECTLY OWNED (1)      BENEFICIALLY OWNED (2)     BENEFICIALLY OWNED
                                       ------------------      ----------------------     ------------------


Badlands Trust Company (1)(3)                 12,735                 3,975,550                 42.22%

Stewart R. Horejsi Trust
   No. 2 (4)                                       0                 3,975,550                 42.22%

Ernest Horejsi Trust
   No. 1B (1)                              2,498,053                 2,498,053                 26.53%


Lola Brown Trust
   No. 1B (1)                              1,028,001                 1,028,001                 10.92%

Evergreen Atlantic LLC (1)                   257,811                   257,811                  2.74%

Stewart West Indies Trust (1)(2)              78,470                   191,907                  2.04%

Susan L. Ciciora Trust (1)(2)                 54,132                   131,475                  1.40%

John S. Horejsi Trust (1)(2)                  27,075                    65,747                  0.70%

Evergreen Trust (1)(2)                        19,273                    47,632                  0.51%


AGGREGATE SHARES OWNED **                  3,975,550                 3,975,550                 42.22%


----------------------------

* The address of Evergreen Atlantic LLC is 1680 38th Street, Suite 800, Boulder, Colorado 80301. The address of each other listed owner is c/o Badlands Trust Company, POB 801, 614 Broadway, Yankton, South Dakota 57078.

** Aggregate number and percentage are less than the sum total of amounts shown for each owner because the same shares may be deemed beneficially owned by more than one party (see Footnotes 1 through 4).

(1) DIRECT OWNERSHIP. Evergreen Atlantic, LLC ("EALLC"), The Evergreen Trust (the "Evergreen Trust"), John S. Horejsi Trust ("John Trust"), Susan L. Ciciora Trust ("Susan Trust"), Stewart West Indies Trust ("SWI Trust"), the Lola Brown Trust No. 1B (the "Brown Trust"), the Ernest Horejsi Trust No. 1B (the "EH Trust"), Badlands Trust Company ("Badlands"), the Stewart R. Horejsi Trust No. 2 (the "SRH Trust") and Stewart R. Horejsi are, as a group, considered to be a "control person" of the Fund (as that term is defined in Section 2(a)(9) of the
         Investment Company Act of 1940, as amended (the "1940 Act")). EALLC, the Evergreen Trust, John Trust, Susan Trust, SWI Trust, the Brown Trust, the EH Trust and Badlands (collectively, the "Horejsi Affiliates") directly own the shares indicated for such entity in the table above, totaling 3,975,550 (42.22%). However, these entities and other trusts or companies with interlocking management and/or common ownership may be deemed to indirectly own additional Fund shares, which are included in the table above.



(2) INDIRECT OWNERSHIP THROUGH EALLC. Numbers shown in the table include shares held directly (see Footnote No. 1) and shares that may be deemed to be beneficially owned indirectly through ownership of EALLC. The outstanding membership interests in EALLC are owned by the Evergreen Trust, the Susan Trust, the John Trust and the SWI Trust in the following percentages - 11%, 30%, 15% and 44%. The Trustees of the Evergreen Trust are Stephen C. Miller, Larry Dunlap and Badlands. Badlands is the sole trustee for each of the Susan Trust, the John Trust and the SWI Trust. Mr. Horejsi is not a beneficiary under any of the foregoing trusts. Badlands has sole discretion with respect to the Susan Trust, John Trust and SWI Trust while any action by the Evergreen Trust requires a majority vote of the trustees. Consequently, both the trusts and each trustee disclaim beneficial ownership of shares owned by EALLC. Mr. Stewart Horejsi is the manager of EALLC.

(3) OWNERSHIP BY BADLANDS. The number shown in the table includes shares held directly by Badlands (see Footnote No. 1) and shares that may be deemed to be beneficially owned indirectly by Badlands through direct or indirect ownership by the Brown Trust, the EH Trust, EALLC, Evergreen Trust, the Susan Trust, the John Trust and the SWI Trust. Badlands is the sole trustee of the Susan Trust, the John Trust and the SWI Trust, which together with the Evergreen Trust control EALLC (see Footnote No. 2), the other two trustees of Evergreen Trust being Stephen C. Miller and Larry Dunlap. Badlands, together with Larry Dunlap and Susan Ciciora (Mr. Horejsi's daughter), is one of three trustees of both the Brown Trust and the EH Trust. Badlands is a trust company organized under the laws of South Dakota, which is wholly owned by the SRH Trust, an irrevocable trust organized by Mr. Stewart Horejsi for the benefit of his children. The directors of Badlands are Larry Dunlap, Stephen C. Miller, Robert Ciciora, who is the brother of Mr. Horejsi's son-in-law (John Ciciora), Daniel E. Loveland and Marty Jans. Badlands and its directors disclaim beneficial ownership of shares owned directly by the EALLC, the Evergreen Trust, the Susan Trust, the John Trust, the SWI Trust, Brown Trust and the EH Trust.

(4) INDIRECT OWNERSHIP BY SRH TRUST. The number shown in the table reflects shares that may be deemed to be beneficially owned indirectly through ownership of Badlands. The trustees of the SRH Trust are Badlands, Robert Ciciora and Robert Kastner. Both the Trust and its trustees disclaim beneficial ownership of shares beneficially owned directly or indirectly by Badlands.

         Information as to beneficial ownership in the previous paragraph has been obtained from a representative of the beneficial owners; all other information as to beneficial ownership is based on reports filed with the Securities and Exchange Commission (the "SEC") by such beneficial owners.



         As of February 28, 2001, Cede & Co., a nominee partnership of Depository Trust Company, held of record, but not beneficially, 9,288,680 shares or 98.6% of Common Stock outstanding and 775 shares or 100% of AMPs outstanding of the Fund.



         As of February 28, 2001, the executive officers and directors of the Fund, as a group, owned 3,992,500 Common Shares (this amount includes the aggregate shares of Common Stock owned by the Horejsi Affiliates set forth above) and 0 shares of AMPs of the Fund, representing 42.4% of Common Shares and 0% of AMPs.

         In order that your Shares may be represented at the Meeting, you are requested to vote on the following matters:

                        PROPOSAL 1: ELECTION OF DIRECTORS

         The first proposal to be considered at the Meeting is the election of two (2) Directors of the Fund. Only the Common Stock shareholders are entitled to vote on the election of these Directors. The Board of Directors is divided into three classes, each class having a term of three years. Each year the term of one class will expire. Joel W. Looney and Stewart R. Horejsi, Class I Directors of the Fund, are being nominated for three year terms to expire at the Fund's 2004 Annual Meeting of Shareholders or until their successors are duly elected and qualified. Richard I. Barr and Stephen C. Miller, Class II Directors of the Fund, were elected on April 21, 1999, for a three-year term to expire at the Fund's 2002 Annual Meeting of Shareholders or until their successors are duly elected and qualified. Alfred G. Aldridge, Jr., a Class III Director of the Fund, was elected on April 25, 2000, for a three-year term to expire at the Fund's 2003 Annual Meeting of Shareholders or until his successor is duly elected and qualified.

         The nominees have consented to serve as a Directors if elected at the Meeting. If the designated nominees decline or otherwise become unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

         Under the Fund's Articles of Incorporation, Articles Supplementary and the 1940 Act, holders of the AMP, voting as a single class, are entitled to elect two Directors, and holders of the Common Stock will be entitled to elect the remaining Directors, subject to the provisions of the 1940 Act and the Fund's Articles of Incorporation, which permit the holders of the AMP, when dividends are in arrears for two full years, to elect the minimum number of additional Directors that when combined with the two Directors elected by the holders of the AMP would give the holders of the AMP a majority of the Directors. (Dividends are not in arrears.) Messrs. Aldridge and Barr were previously nominated (and elected) to represent holders of the AMP.

INFORMATION ABOUT DIRECTORS AND OFFICERS

         Set forth in the following table are the nominees for election to the Board of Directors and the existing Directors of the Fund, together with certain other information. No Director or officer owned any shares of AMP on February 28, 2001.

                                              BUSINESS EXPERIENCE                  COMMON STOCK
                                                  DURING THE                    BENEFICIALLY OWNED
NAME, ADDRESS AND AGE                           PAST FIVE YEARS                ON FEBRUARY 28, 2001*      PERCENT
---------------------                           ---------------                ---------------------      -------


NOMINEES TO SERVE UNTIL 2004 ANNUAL MEETING OF SHAREHOLDERS
-----------------------------------------------------------

STEWART R. HOREJSI***               Director of the Fund since        3,783,865 Shares++         40.18%
Bellerive                           1997; Since April 1994,
Queen Street                        General Manager, Brown
St. Peter Barbados                  Welding Supply, LLC (sold
Age:  62                            in 1999); President or
                                    Manager, various
                                    subsidiaries of Horejsi,
                                    Inc. (liquidated in 1999)
                                    since January, 1992;
                                    Investment Manager, Stewart
                                    West Indies Trading
                                    Company, Ltd. (doing business
                                    as Stewart Investment
                                    Advisers ("SIA")) since 1999;
                                    beginning March 1, 2001, Investment
                                    Manager, Boulder Investment Advisers,
                                    L.L.C. ("BIA").



JOEL W. LOONEY                      Director of the Fund since                700                  **
506 S. Cherry St.                   January 2001; Partner,
Lindsborg, KS 64                    Financial Management Group,
Age:  39                            LLC since July 1999.


DIRECTORS SERVING UNTIL 2003 ANNUAL MEETING OF SHAREHOLDERS


                                       9


ALFRED G. ALDRIDGE, JR.             Director of the Fund since           1025 Shares              **
6831 E. Presidio Road               1999; Sales Manager of
Scottsdale, AZ 85254                Shamrock Foods Company
Age: 63                             since 1982; Director of the
                                    Fiesta Bowl, Tempe, AZ;
                                    retired Brigadier General,
                                    CA Air National Guard.

DIRECTORS SERVING UNTIL 2002 ANNUAL MEETING OF SHAREHOLDERS
RICHARD I. BARR                     Director of the Fund since
2502 E. Solano Drive                1999; Manager of Advantage
Phoenix, AZ 85016                   Sales and Marketing, Inc.
Age:  63                            since 1963.                         9,500 Shares              **


STEPHEN C. MILLER***                President of the Fund and      3,978,250 Shares+         42.25%
1680 38th Street, Suite 800         Chairman of the Board since
Boulder, CO 80301                   1999; President and General
Age:  48                            Counsel; "BIA"; Manager,
                                    Boulder Administrative
                                    Services, LLC ("BAS"); Vice
                                    President of SIA; President
                                    and General Counsel, Horejsi,
                                    Inc. (liquidated in 1999):
                                    General Counsel, Brown
                                    Welding Supply, LLC (sold
                                    in 1999); Of Counsel,
                                    Krassa, Madsen & Miller,
                                    LLC since 1991.

DIRECTORS AND EXECUTIVE OFFICERS AS A GROUP                         3,992,500 Shares           42.4%



-----------------------------------------------------------------------------



* This information has been furnished by each Director. "Beneficial Ownership" is defined under Section 13(d) of the 1934 Act.
**       Less than 1%.
*** Designates "interested person" of the Fund as defined in the 1940 Act. Mr. Miller and Mr. Horejsi are "interested persons" because they are officers and directors of BIA and SIA, the Fund's investment advisers. Mr. Horejsi is also an "interested person" as a result of the amount of his beneficial ownership of Fund shares.
+ Mr. Miller directly owns 2700 Shares of the Fund. Mr. Miller is a (i) trustee of Evergreen Trust and (ii) director and officer of Badlands Trust Company. By virtue of such relationships, Mr. Miller may be deemed to share the indirect power to vote and direct the disposition of the Shares directly and beneficially held by Evergreen Trust and Badlands Trust Company. Mr. Miller disclaims beneficial ownership of such Shares.
++ 2,498,053, 257,811 and 1,028,001 Shares of the Fund are held by the EH Trust, EALLC, and Lola Brown Trust, respectively. Accordingly, Mr. Horejsi may be deemed to have indirect beneficial ownership of such Shares. Mr. Horejsi disclaims all such beneficial ownership.

         Each Director of the Fund who is not a Director, officer or employee of an investment adviser, or any of their affiliates, receives a fee of $6,000 per annum plus $4,000 for each in-person meeting, and $1000 for each telephone meeting. Each Director of the Fund is reimbursed for travel and out-of-pocket expenses associated with attending Board and Committee meetings. On January 26, 2001, the Board of Directors voted to change its compensation. The fee for each attended in-person meeting was increased from $2,000 per meeting to $4,000 per meeting. The Board of Directors of the Fund held seven meetings (two of which were held by telephone conference call) during the fiscal year ended November 30, 2000. Each Director currently serving in such capacity attended at least 75% of the meetings of Directors and any Committee of which he is a member. The aggregate remuneration paid to the Directors of the Fund for acting as such during the fiscal year ended November 30, 2000 amounted to $45,816.66.




         Since the late 1980's until January, 2001, Mr. Looney had served, without compensation, as one of three trustees of the Mildred Horejsi Trust, an affiliate of the Fund.

         The Audit Committee reviews the scope and results of the Fund's annual audit with the Fund's independent accountants and recommends the engagement of such accountants. Management, however, is responsible for the preparation, presentation and integrity of the Fund's financial statements, and the independent accountants are responsible for planning and carrying out proper audits and reviews. The Board of Directors adopted a written charter for the Audit Committee on January 21, 2000. A copy of the Audit Committee Charter is attached hereto as Exhibit A. The Audit Committee met twice during the fiscal year ended November 30, 2000.


         In connection with the audited financial statements as of and for the year ended November 30, 2000 included in the Fund's Annual Report for the year ended November 30, 2000 (the "Annual Report"), at a meeting held on January 26, 2001, the Audit Committee considered and discussed the audited financial statements with management and the independent accountants, and discussed the audit of such financial statements with the independent accountants.

         The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and
financial   reporting   principles  and  policies,   or  internal  controls  and
procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not provide assurance that the audit of the Fund's financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

         Based on its consideration of the audited financial statements and the discussions referred to above with management and the independent accountants and subject to the limitation on the responsibilities and role of the Audit Committee set forth in the Charter and those discussed above, the Audit Committee of the Fund recommended to the Board of Directors of the Fund that the audited financial statements be included in the Fund's Annual Report.


         Set forth below are audit fees and non-audit related fees billed to the Fund for professional services received from PricewaterhouseCoopers for the Fund's fiscal year ended November 30, 2000. No fees were billed by PricewaterhouseCoopers to the Fund's advisers or their affiliates.


    Audit Fees      Financial Information Systems        All Other Fees
    ----------      Design and Implementation Fees       --------------
                    ------------------------------


    $35,000         $0                                   $39,817

         The Audit Committee has considered and concluded that the provision of non-audit services is compatible with maintaining the auditors' independence. The Audit Committee is composed entirely of the Fund's independent Directors, consisting of Messrs. Aldridge, Barr and Looney.


         The Board of Directors has a Nominating Committee consisting of Messrs. Aldridge and Barr which is responsible for considering candidates for election to the Board of Directors of the Fund in the event a position is vacated or created. The Nominating Committee would consider recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Fund. The Nominating Committee of the Fund did not meet during the fiscal year ended November 30, 2000 and met once on January 26, 2001 to nominate Joel W. Looney as a Director of the Fund.

         The names of the executive officers of the Fund (other than Mr. Miller who is described above) are listed in the table below. Each officer was elected to office by the Board at a meeting held on January 26, 2001. This table also shows certain additional information. Each officer will hold such office until a successor has been elected by the Board of Directors of the Fund.


                            POSITIONS HELD                    PRINCIPAL OCCUPATIONS AND OTHER AFFILIATIONS
NAME AND AGE                WITH THE FUND                     DURING THE PAST FIVE YEARS
------------                -------------                     --------------------------

Carl D. Johns               Chief Financial Officer, Chief    Chief Financial Officer, Chief Accounting Officer,
Age: 38                     Accounting Officer, Vice          Vice President and Treasurer, Boulder Total Return
                            President and Treasurer           Fund, Inc., since January 15, 1999; Vice President
                                                              and Treasurer of BIA and Assistant Manager of BAS,
                                                              since April, 1999; Employee of Flaherty & Crumrine
                                                              Incorporated prior to December 31, 1998; Assistant
                                                              Treasurer of the Fund (f/k/a Preferred Income
                                                              Management Fund Incorporated), Preferred Income Fund
                                                              Incorporated and Preferred Income Opportunity Fund
                                                              Incorporated prior to December 31, 1998.



Stephanie Kelley            Secretary                         Secretary, Boulder Total Return Fund, Inc., since
Age:  44                                                      October 27, 2000; Assistant Secretary and Assistant
                                                              Treasurer of BIA; Assistant Secretary of BAS;
                                                              Assistant Secretary and Assistant Treasurer of
                                                              various other Horejsi Affiliates.



         The following table sets forth certain information regarding the compensation of the Fund's Directors for the fiscal year ended November 30, 2000. No persons (other than the "independent" Directors, as set forth below) currently receive compensation from the Fund for acting as a Director or officer. Directors and executive officers of the Fund do not receive pension or retirement benefits from the Fund. Directors receive reimbursement for travel and other out of pocket expenses incurred in connection with board meetings.

                               COMPENSATION TABLE
                               ------------------



NAME OF PERSON AND                                AGGREGATE COMPENSATION
POSITION WITH THE FUND*                       FROM THE FUND PAID TO DIRECTORS**
-----------------------                       -------------------------------
ALFRED G. ALDRIDGE, JR.                                 $15,000
Director

RICHARD I. BARR                                         $17,000
Director



STEWART R. HOREJSI                                           $0
Director

JOEL W. LOONEY                                               $0
Director

STEPHEN C. MILLER                                            $0
President of the Fund, Chairman
of the Board and Director

----------------------------
* Effective September 19, 2000, James G. Duff resigned as a Director of the Fund.



** The Fund is not part of a fund complex. In addition to the amounts shown above that were paid to persons currently serving as Directors, the Fund paid James G. Duff $13,816.66 for his service as Director of the Fund prior to September 19, 2000.



REQUIRED VOTE

         Election of the listed nominees for Director of the Fund will require the affirmative vote of a plurality of the votes cast at the Meeting in person or by proxy on Proposal 1.

THE  BOARD  OF  DIRECTORS,   INCLUDING  ALL  OF  THE  NON-INTERESTED  DIRECTORS,
RECOMMENDS THAT THE COMMON STOCK SHAREHOLDERS VOTE "FOR" PROPOSAL NO. 1.

                  PROPOSAL 2: RATIFICATION OF THE SELECTION OF
                             INDEPENDENT ACCOUNTANTS


         On January 26, 2001, the Audit Committee of the Board, consisting of those Directors who are not "interested persons" (as defined in the 1940 Act) selected KPMG LLP ("KPMG"), 99 High Street, Boston, Massachusetts 02110-2371, as independent accountants for the Fund for the Fund's fiscal year ending November 30, 2001. The selection of KPMG was ratified by the entire Board. A representative of KPMG will not be present at the Meeting but will be available by telephone and will have an opportunity to make a statement if the representative so desires and will be available to respond to appropriate questions.

         KPMG has informed the Fund that it has no direct or indirect financial interest in the Fund. The Horejsi Affiliates have engaged KPMG from time to time in the past to provide various accounting, auditing and consulting services.

         PricewaterhouseCoopers LLP ("PricewaterhouseCoopers"), One Post Office Square, Boston, Massachusetts 02109, served as independent accountants for the Fund since the Fund's commencement of operations until the end of the fiscal year ending November 30, 2000. PricewaterhouseCoopers declined to stand for re-election. PricewaterhouseCoopers' reports on the financial statements for the past two years contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles. During the two fiscal years immediately preceding PricewaterhouseCoopers' declination, there have been no disagreements with such accountants on any matter of accounting principals or practices, financial statement disclosure, or auditing scope or procedure. A representative of PricewaterhouseCoopers will not be present at the Meeting but will be available by telephone and will have an opportunity to make a statement if the representative so desires and will be available to respond to appropriate questions.

REQUIRED VOTE

         Ratification of the selection of KPMG as independent accountants for the Fund requires the affirmative vote of the holders of a majority of the Shares (including all shares of Common Stock and AMP) represented at the Meeting in person or by proxy, voting as a single class.

THE  BOARD  OF  DIRECTORS,   INCLUDING  ALL  OF  THE  NON-INTERESTED  DIRECTORS,
RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" PROPOSAL NO. 2.

                  PROPOSAL 3: APPROVAL OF PROPOSED AMENDMENT TO
                          INVESTMENT ADVISORY AGREEMENT


         At a meeting of the Board held on March 1, 2001, the Directors unanimously approved (including unanimous approval by a separate vote of the Directors who are not "interested persons" of the Fund within the meaning of
Section 2(a)(19) of the 1940 Act) an amendment to the Investment Advisory Agreement between the Fund and Boulder Investment Advisers, L.L.C. (the "Adviser") dated August 27, 1999, (the "Advisory Agreement") that would increase the advisory fee payable by the Fund to the Adviser and resolved to recommend such amendment to the shareholders for their approval.


SUMMARY OF THE PROPOSAL

         At the March 1, 2001 meeting, the Adviser presented a proposal to the Board in support of an amendment to the Advisory Agreement relating to an increased advisory fee to reflect the quality of advisory services rendered (the "Proposed Amendment"). The Adviser made reference to the fact that when the Board approved the Adviser in 1999, the Adviser at that time had no previous experience managing registered investment companies. Therefore, the Adviser requested a fee of 1.00% of total net assets. However, the Adviser has successfully produced for the Fund a total return of 24.5% in 2000 compared to negative 9.1% for the S&P 500. Notably, the Fund was ranked #1 by Lipper Analytical Services, Inc. for the year 2000 in the closed-end growth & income funds category. Specifically, the Adviser addressed the Fund's current and pro forma advisory fee, the Fund's performance since the Adviser and SIA began providing services, the experience of the Adviser and SIA, and the total current and pro forma expense ratios for the Fund.

         A form of the Proposed Amendment is attached as Exhibit B. The Proposed Amendment is the same in all substantive respects to the existing Advisory Agreement, except for the proposed fee increase.

CURRENT FEE

         The Adviser is currently paid an annual fee, payable monthly, of 1.00% of the value of the Fund's average monthly total net assets (including principal amount of AMPs).

PROPOSED FEE


         Pursuant to the Proposed Amendment, as approved by the Board of Directors, the Adviser would receive an annual fee, payable monthly, of 1.25% of the value of the Fund's average monthly total net assets (including principal amount of AMPs). If approved by the shareholders, the new advisory fee would become effective on the date of such shareholder approval. Under current arrangements between the Adviser and Stewart Investment Advisers ("SIA"), the Fund's sub-adviser, 65% of such fee would be paid to SIA. The proposed Amendment does not contemplate any changes to the sub-advisory agreement with SIA.

         For the fiscal year ended November 30, 2000, the Fund paid total advisory fees in the amount of $1,917,935. If the proposed fee had been in effect during the 2000 fiscal year, the Adviser would have received an aggregate amount of $2,531,887, representing an increase of 32.0%. The advisory fees for fiscal 2000 include sub-investment advisory fees paid to Spectrum Asset Management as a sub-adviser to the Fund from December 1, 1999 through August 15, 2000. Spectrum's fee for managing the Fund's preferred stocks (i.e., 0.45% on the first $50 million of preferred stock assets and 0.40% on such assets exceeding $50 million) was significantly lower than that paid to the Adviser and Sub-Adviser (i.e., 1.0%). If approved, the increase in advisory fees could negatively affect the Fund's performance and returns because the Fund will have higher expenses than otherwise would be the case.

FEES AND EXPENSES

         The following expense table and example provide a comparison of the Fund's annual operating expenses based on total net assets for the fiscal year ended November 30, 2000, as reported in the Fund's most recent annual report, and pro forma expenses showing these same expenses adjusted for the proposed advisory fee increase.

                           TABLE OF FEES AND EXPENSES
                              CURRENT AND PRO FORMA

   -----------------------------------------------------------------------------
                         ANNUAL FUND OPERATING EXPENSES

   -----------------------------------------------------------------------------

                                               Current               Pro Forma


   ------------------------------------- --------------------- -----------------
   Management fees                              1.00%                  1.25%
   ------------------------------------- --------------------- -----------------
   Administration, Transfer Agency and          0.25%                  0.21%
   Custody fees
   ------------------------------------- --------------------- -----------------
   Other expenses                               0.32%                  0.29%
   ------------------------------------- --------------------- -----------------


   ------------------------------------- --------------------- -----------------
   Total Annual Fund Operating Expenses         1.57%                  1.75%
   ------------------------------------- --------------------- -----------------


     The following example illustrates the projected dollar amount of cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in the Fund. These amounts are based upon payment by the Fund of current and pro forma expenses at levels set forth in the table above.


         A common stockholder would pay the following annual expenses on a $1,000 investment, assuming a 5% annual return. Notably, the Fund is leveraged with $77.5 million of Auction Market Preferred Stock. The fees set forth in the table above are charged against all of the assets in the Fund, including the $77.5 million of leverage associated with the AMPs. Therefore, in the table below, the expenses shown are total Fund expenses, including the expenses on the AMPs leverage.


-------------- ----------------- ---------------- ----------------- ------------
                    1 YEAR           3 YEARS          5 YEARS          10 YEARS
-------------- ----------------- ---------------- ----------------- ------------
Current             $22.73           $23.59            $24.52           $27.16
-------------- ----------------- ---------------- ----------------- ------------
Pro Forma           $26.48           $27.35            $28.28           $30.89
-------------- ----------------- ---------------- ----------------- ------------

     The foregoing table is to assist you in understanding the various costs and expenses that a Common Stock investor in the Fund will bear directly or indirectly. The assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Fund's common stock. Actual expenses and annual rates of return may be more or less than those assumed for the purposes of the foregoing example.

FUND PERFORMANCE


         In determining whether or not to approve the Proposed Amendment, the Board considered the past performance of the Adviser and SIA as advisers to the Fund. The Board specifically reviewed the Fund's performance for the periods set forth below:

         TOTAL RETURN ON NET ASSET VALUE FOR THE FUND VS. S&P 500 INDEX

-------------------------- ------------------------- ------------------------
                           BTF TOTAL RETURN ON NAV           S&P 500
-------------------------- ------------------------- ------------------------
One Year ending 12/31/00            24.53%                   -9.10%

-------------------------- ------------------------- ------------------------
Fiscal Year ending                  13.30%                   -4.20%
11/30/00
-------------------------- ------------------------- ------------------------


Past  performance,  of course,  is no indication or guarantee of future returns.
Note  that  the  Adviser  and  SIA  have  been  the  adviser  and   sub-adviser,
respectively, to the Fund since August 27, 1999.

BOARD CONSIDERATIONS

The Board, in making its determination to approve the proposed increase in the advisory fee, considered the information provided by the Adviser, as well as other information made available to it regarding the Fund, its fees and the proposed increase. The Board considered, among other things, the following:

(1) the performance of the Fund, noting that the Fund significantly outperformed the S&P 500 Index in 2000 and that the Fund was ranked #1 by Lipper in the closed-end Growth & Income Fund category for the year 2000,

(2) the outperformance by the Fund in relation to numerous comparative funds during the 12 months ending December 31, 2000, and January 31, 2001,


(3) that the proposed fee was on the high end of the advisory-fee-spectrum as compared to advisory fees paid by other funds with similar objectives and policies, but that the Fund's expense ratio, taking the proposed fee increase into account, was more middle-of-the-range when compared to other funds' total expenses,


(4)      the nature and quality of the services rendered by the Adviser and SIA,

(5) actual expense ratios of the Fund as of November 30, 2000, and pro forma expense ratios assuming adoption of the proposed fee increase,

(6) the profitability of the Fund's advisory contract to the Adviser for calendar year 2000 and pro forma data regarding profitability of the contract to the Adviser assuming adoption of the Proposed Amendment,

(7) that the Adviser was instrumental in successfully restructuring the Fund, its investment objectives, characteristics and policies thus resulting in major changes in the Fund's current portfolio and investment style,

(8) that the excellent performance of the Adviser was achieved over a relatively short period of time,

(9) the strong performance of Mr. Horejsi in managing the assets of the Horejsi Affiliates over a ten-year period prior to his becoming associated with a registered adviser, and

(10)     such other factors and information as they considered relevant.

         The Adviser pointed out to the Directors that for most of the Fund's fiscal year in 2000, the Fund held significant investments in preferred stocks, which had been the primary investment vehicle under the Fund's former investment objective of income prior to August, 1999. This significant weighting in preferred stocks caused the Fund's total return in 2000 to be lower than it would otherwise have been without the investments in preferred stocks.

         The Board placed primary emphasis upon the high level of investing expertise provided by the Adviser and SIA, as well as the strong relative investment performance of the Fund in the recent fiscal year and since the Adviser and SIA became advisers (see Fund Performance above).


         The Board reviewed a comparison of the Fund's proposed advisory fee and expense ratio against data available through Lipper. With the new advisory fee in place, the Adviser believes that the overall advisory fees, although higher than many other registered investment companies, will remain in line with other funds with similar objectives and policies and attractive performance records.


         Following the Adviser's presentation, the independent Directors consulted separately with their independent counsel. Thereafter, upon reviewing all of the information the Board considered relevant and necessary, the Board determined that the proposed increase in investment advisory fees for the Fund was in the best interests of the Fund and its shareholders.


         The Board approved the Amended Agreement subject to approval of the Amended Agreement by a majority of the Fund's outstanding shares, which is higher than the minimum voting requirement under the 1940 Act. The Horejsi Affiliates intend to vote their shares in favor of Proposal No. 3.


INVESTMENT ADVISORY AGREEMENT

         The Adviser (i.e., Boulder Investment Advisers, L.L.C.), a Colorado limited liability company with principal offices at 1680 38th Street, Suite 800, Boulder, Colorado 80301, together with Stewart Investment Advisers (the "Sub-Adviser"), a Barbados company with principal offices at Bellerive, Queen St., St. Peter, Barbados, currently provide investment advisory services to the Fund under the terms of the Advisory Agreement and an Investment Sub-Advisory Agreement, respectively. The current Advisory Agreement, dated August 27, 1999, was last approved by a majority of the outstanding voting securities of the Fund on August 27, 1999, at the time of initial approval of the Adviser and Sub-Adviser as advisers to the Fund. The Adviser and Sub-Adviser provide investment advice and, in general, conduct the management and investment program of the Fund under the supervision of the Board.

         Under the Advisory Agreement, the Adviser is primarily responsible for making investment decisions, supplying investment research and portfolio management services and placing purchase and sale orders for portfolio transactions, which functions are performed jointly with the Sub-Adviser for common stock investing. The Adviser is responsible for monitoring and evaluating the services provided to the Fund by the Sub-Adviser. The Adviser also makes asset allocation decisions for the Fund and determines the extent and nature of the Fund's leverage, which services are also performed jointly with the Sub-Adviser. The Advisory Agreement also provides that the Adviser will bear all expenses in connection with its performance, including fees that it will pay to any sub-advisers under the Sub-Advisory Agreement (defined below) or other sub-advisory agreements of the Fund.


         The Advisory Agreement provides that the Adviser will be indemnified by the Fund for losses, claims and expenses not caused by the Adviser's willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Advisory Agreement.


         The Advisory Agreement continues initially for a two-year period and will continue for successive annual periods thereafter, provided such continuance is approved at least annually by (a) a majority of the Directors who are not "interested persons" of the Fund (as that term is used in the 1940 Act) and a majority of the full Board of Directors or (b) a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). The Advisory Agreement is terminable, without penalty, on 60 days' written notice by the Board or the Adviser upon written notice to the other. The Advisory Agreement will terminate automatically upon its assignment (as defined in the 1940 Act).


BOULDER INVESTMENT ADVISERS, L.L.C.

         The Adviser (i.e., Boulder Investment Advisers, L.L.C.) was formed on April 8, 1999 as a Colorado limited liability company and is registered as an investment adviser under the Investment Advisers Act of 1940. At the time the Fund entered into the Advisory Agreement with the Adviser, the Adviser had not previously served as an investment adviser to a registered investment company or managed assets on a discretionary or non-discretionary basis. However, the Adviser delegates substantial responsibilities under the Advisory Agreement to the Sub-Adviser (i.e., Stewart Investment Advisers). Stewart R. Horejsi is an employee of and investment manager for both the Adviser and Sub-Adviser and has extensive experience managing common stocks for the Horejsi Affiliates and other family interests. The members of the Adviser are Evergreen Atlantic, LLC and the Lola Brown Trust No. 1B (the "Members"). The Members each hold a 50% interest in the Adviser. The Members are "affiliated persons" of the Fund (as that term is defined in the 1940 Act) and together with the other Horejsi Affiliates hold 42.22% of the Fund's common stock. Please refer to the section entitled "Security Ownership of Certain Beneficial Owners" for additional information relating to Evergreen Atlantic, LLC and the Lola Brown Trust No. 1B.


         The executive officers of the Adviser and the principal occupation of each are set forth below:

----------------------------------------------------------- -------------------------------------------------
Name and Position with BIA                                  Principal Occupation
----------------------------------------------------------- -------------------------------------------------
Stephen C. Miller - President,  General  Counsel and Chief  President,  Chief Executive Officer and Chairman
Executive Officer                                           of the Board of the  Fund;  vice  president  and
                                                            Secretary of of the Sub-Adviser;  Director, Vice
                                                            President and  Assistant  Secretary of Badlands;
                                                            Counsel  to Krassa,  Madsen & Miller,  LLC since
                                                            1991;  and  Manager  of  Boulder  Administrative
                                                            Services, L.L.C. ("BAS")

----------------------------------------------------------- -------------------------------------------------
Carl D. Johns - Vice  President  and                        Chief  Financial   Officer,   Chief   Accounting
Treasurer                                                   Officer,  Vice  President  and  Treasurer of the
                                                            Fund; Assistant Manager of BAS
----------------------------------------------------------- -------------------------------------------------
Laura Rhodenbaugh  - Secretary                              Secretary  and  treasurer  of  various   Horejsi
                                                            Affiliates
----------------------------------------------------------- -------------------------------------------------
Stewart R. Horejsi - Investment Manager                     Director of the Fund; Investment Manager for the
                                                            Sub-Adviser;  since April 1994, General Manager,
                                                            Brown  Welding  Supply,   LLC  (sold  in  1999);
                                                            President or Manager,  various  subsidiaries  of
                                                            Horejsi,   Inc.   (liquidated   in  1999)  since
                                                            January, 1992.

         Carl D. Johns, the Fund's Vice President and Treasurer, is also Vice President and Treasurer for the Adviser and is responsible for the Adviser's day-to-day advisory activities. Mr. Johns received a Bachelors degree in Mechanical Engineering at the University of Colorado in 1985, and a Masters degree in Finance from the University of Colorado in 1991. He worked at Flaherty & Crumrine, Incorporated, from 1992 to 1998. During that period he was an Assistant Treasurer for the Preferred Income Fund Incorporated, the Preferred Income Opportunity Fund Incorporated, and the Fund.

         Pursuant to the Sub-Advisory Agreement between the Fund, the Adviser and the Sub-Adviser, the Adviser and the Fund engaged the Sub-Adviser, a Barbados incorporated international business company, as a sub-adviser and primary investment manager and analyst. The Adviser and Sub-Adviser jointly bear the responsibility for investment of the Fund's assets. Stewart R. Horejsi, who splits his time between Barbados and the United States, is an employee of both the Adviser and Sub-Adviser and is their primary investment manager. While in the United States, Mr. Horejsi is employed by the Adviser, and while in Barbados, Mr. Horejsi is employed by the Sub-Adviser. Mr. Horejsi has been a Director of the Fund since July 1997.


         Because of the relationships described above under "Security Ownership of Certain Beneficial Owners" with respect to Mr. Horejsi, the Members of the Adviser and the primary equity owner the Sub-Adviser, Mr. Horejsi may be deemed to have an economic interest in the outcome of voting on this Proposal.

SUB-ADVISORY AGREEMENT

         The Fund, the Adviser and Sub-Adviser are parties to a Sub-Advisory Agreement dated August 27, 1999 (the "Sub-Advisory Agreement"). The Sub-Advisory Agreement was approved by shareholders of the Fund on August 27, 1999 . The Sub-Advisory Agreement will continue initially for a two-year period and will continue for successive annual periods thereafter, provided such continuance is approved at least annually by (a) a majority of the Directors who are not "interested persons" of the Fund (as that term is used in the 1940 Act) and a majority of the full Board of Directors or (b) a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). The Sub-Advisory Agreement is terminable, without penalty, on 60 days' written notice by the Board, or by the Sub-Adviser upon written notice to the other. The Sub-Advisory Agreement will terminate automatically upon its assignment (as defined in the 1940 Act).

         The Sub-Adviser is jointly responsible with the Adviser for making investment decisions for the Fund, supplying investment research and portfolio management services and placing purchase and sale orders for portfolio transactions. The Sub-Advisory Agreement also provides that the Sub-Adviser will bear all expenses in connection with its performance. Pursuant to the Sub-Advisory Agreement, the Sub-Adviser receives an annual fee, payable monthly, in the amount agreed to among the parties from time to time. The Sub-Adviser currently receives an annual fee, payable monthly, of 70% of the advisory fee retained by the Adviser under the Advisory Agreement after the Adviser has made required payments to any other sub-adviser(s). This percentage was decreased from 80% by action of the Board on October 27, 2000. The percentage was decreased from its current 70% by action of the Board on March 12, 2001, to be effective as of April 1, 2001, at which time the percentage paid to the Sub-Adviser will be 65% of the advisory fee retained by the Adviser under the Advisory Agreement after the Adviser has made required payments to any other sub-adviser(s).


         The Sub-Advisory Agreement provides that the Sub-Adviser will be indemnified by the Fund for losses, claims and expenses not caused by the Sub-Adviser's willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Agreement.

STEWART INVESTMENT ADVISERS


         Stewart R. Horejsi, an employee of both the Adviser and Sub-Adviser, is the Sub-Adviser's primary investment manager and is responsible for the day-to-day management of the Fund's assets . Mr. Horejsi has been a director of the Fund since July 1997; General Manager, Brown Welding Supply, LLC (sold in
1999), since April 1994; Director, Sunflower Bank (resigned); and the President or Manager of various subsidiaries of the Horejsi Affiliates since June 1986. Mr. Horejsi has been the investment adviser for the Horejsi family trusts (i.e. the Brown Trust, the EH Trust, the SRH Trust and certain related trusts) and Horejsi Affiliates since 1982. As of December 31, 2000, the size of these trusts' common stock portfolio is approximately $542 million. Mr. Horejsi has been the Director and President of the Horejsi Family Charitable Foundation, Inc. since 1997. Mr. Horejsi received a Masters Degree in Economics from Indiana University in 1961 and a Bachelor of Science Degree in Industrial Management from the University of Kansas in 1959.


         The  Sub-Adviser  is  a  Barbados   international   business   company,
incorporated on November 12, 1996, and is wholly owned by the Stewart West Indies Trust, an irrevocable South Dakota trust, established by Mr. Horejsi in 1996 primarily to benefit his issue. Mr. Horejsi is not a beneficiary under this trust. Prior to entering into the Sub-Advisory Agreement, the Sub-Adviser, which is registered as an investment adviser under the Investment Advisers Act of 1940, had not previously served as adviser to a registered investment company or managed assets on a discretionary or non-discretionary basis. However, as described above, Mr. Horejsi, an employee and investment manager of the Sub-Adviser, has extensive experience managing common stocks for the Horejsi Affiliates and other family interests.

         The Sub-Adviser is not domiciled in the United States and substantially all of its assets are located outside the United States. As a result, it may be difficult to realize judgments of courts of the United States predicated upon civil liabilities under federal securities laws of the United States. The Fund has been advised that there is substantial doubt as to the enforceability in Barbados of such civil remedies and criminal penalties as are afforded by the federal securities laws of the United States. Pursuant to the Sub-Advisory Agreement, the Sub-Adviser has appointed the Secretary of the Fund (i.e., presently Stephanie Kelley in Boulder, Colorado) as its agent for service of process in any legal action in the United States, thus subjecting it to the jurisdiction of the United States courts.

         The executive officers of SIA and the principal occupation of each are set forth below:

--------------------------------------------- ---------------------------------------------------------------
Name and Position with SIA                    Principal Occupation and Address

--------------------------------------------- ---------------------------------------------------------------
Glade  Christensen  - President and Resident  Sales manager for SIA
General Sales Manager

--------------------------------------------- ---------------------------------------------------------------
Stephen  C.  Miller  -  Vice  President  and  President,  Chief Executive  Officer and Chairman of the Board


                                       19


Secretary                                     of the Fund;  president  and General  Counsel to the  Adviser;
                                              Director,  Vice President and Assistant Secretary of Badlands;
                                              Counsel  to  Krassa,  Madsen &  Miller,  LLC since  1991;  and
                                              Manager of Boulder Administrative Services, L.L.C. ("BAS")
--------------------------------------------- --------------------------------------------------------------
Laura Rhodenbaugh - Treasurer                 Secretary of BAS and BIA;  Secretary  and Treasurer of various
                                              Horejsi Affiliates
--------------------------------------------- --------------------------------------------------------------
Stewart R. Horejsi - Investment Manager       Director of the Fund;  Investment  Manager  for  the  Adviser;
                                              Since April 1994, General Manager, Brown Welding  Supply,  LLC
                                              (sold in  1999); President  or Manager,  various  subsidiaries of  Horejsi,  Inc. (liquidated in 1999) since January, 1992.
--------------------------------------------- --------------------------------------------------------------



CO-ADMINISTRATION AGREEMENT


     The Fund and Boulder Administrative Services, L.L.C. ("BAS") are parties to a Co-Administration Agreement dated March 22, 1999 (the "Co-Administration Agreement"). BAS is owned by the Members, who, as indicated above, are also the owners of the Adviser and are Horejsi Affiliates. The address of BAS, like that of the Adviser and the Fund, is 1680 38th Street, Suite 800, Boulder, Colorado 80301.


         Under the Co-Administration Agreement, BAS provides certain administrative and executive management services to the Fund including: providing the Fund's principal offices and executive officers, overseeing the operations of the Fund, overseeing and administering all contracted service providers, making recommendations to the Board regarding policies of the Fund, conducting shareholder relations, authorizing expenses and numerous other tasks. Pursuant to the Co-Administration Agreement, the Fund pays BAS a monthly fee, calculated at an annual rate of .10% of the value of the Fund's average monthly net assets. BAS was compensated a total of $202,503 for the fiscal year ending November 30, 2000. BAS will continue to provide services to the Fund after the Proposed Amendment is approved.

SPECTRUM ASSET MANAGEMENT


         Spectrum Asset Management ("Spectrum") acted as a sub-adviser to the Fund from July 1, 1999 until August 15, 2000. Spectrum managed the hedged preferred stocks in the Fund's portfolio. Because the Fund had substantially liquidated its preferred stock holdings, Spectrum and management for the Fund mutually agreed to terminate Spectrum's sub-advisory agreement as of August 15, 2000. Under the terms of its sub-advisory agreement with the Adviser and the Fund, Spectrum was paid a monthly fee at an annual rate of 0.45% of the average value of the hedged preferred stocks held by the Fund, up to $50 million, and 0.40% for the value of such stocks exceeding $50 million.


REQUIRED VOTE

         Approval of the Proposed Amendment requires the affirmative vote of the holders of a majority of the outstanding Shares of the Fund (including all shares of Common Stock and AMPs), voting as a single class.

THE  BOARD  OF  DIRECTORS,   INCLUDING  ALL  OF  THE  NON-INTERESTED  DIRECTORS,
RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" PROPOSAL NO. 3.

                       SUBMISSION OF SHAREHOLDER PROPOSALS

         All proposals by shareholders of the Fund that are intended to be presented at the Fund's next Annual Meeting of Shareholders to be held in 2002 must be received by the Fund for consideration for inclusion in the Fund's proxy statement relating to the meeting no later than November 2, 2001.

                             ADDITIONAL INFORMATION

INVESTMENT ADVISERS, ADMINISTRATOR AND CO-ADMINISTRATOR


         Boulder Investment Advisers, L.L.C. serves as the investment adviser to the Fund and its business address is 1680 38th Street, Suite 800, Boulder, Colorado 80301. Stewart Investment Advisers, Ltd. serves as sub-adviser to the Fund and its business address is Bellerive, Queen Street, St. Peter, Barbados. PFPC Inc. acts as the transfer agent and administrator to the Fund and is located at 101 Federal Street, Boston, Massachusetts 02110. Boulder Administrative Services, L.L.C., serves as co-administrator to the Fund and is located at 1680 38th Street, Suite 800, Boulder, Colorado 80301.


COMPLIANCE WITH SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the 1934 Act requires the Fund's Directors and officers, certain persons affiliated with the Fund's investment advisers, and persons who own more than 10% of a registered class of the Fund's securities, to file reports of ownership and changes of ownership with the SEC and the New York Stock Exchange. Directors, officers and greater-than-10% shareholders are required by SEC regulations to furnish the Fund with copies of all Section 16(a) forms they file. Based solely upon the Fund's review of the copies of such forms it receives and written representations from certain of such persons, the Fund believes that through the date hereof all such filing requirements applicable to such persons were complied with.

BROKER NON-VOTES AND ABSTENTIONS

         A proxy which is properly executed and returned accompanied by instructions to withhold authority to vote represents a broker "non-vote" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter). Proxies that reflect abstentions or broker non-votes (collectively "abstentions") will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Under Maryland law, abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining the "votes cast" on an issue.

                    OTHER MATTERS TO COME BEFORE THE MEETING

         The Fund does not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

--------------------------------------------------------------------------------
         IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN ALL PROXY CARDS AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

--------------------------------------------------------------------------------



                                                                       Exhibit A

                         BOULDER TOTAL RETURN FUND, INC.
                             AUDIT COMMITTEE CHARTER

1 . The Audit Committee shall be composed entirely of directors who are not "interested persons" of the Fund within the meaning of the Investment Company Act of 1940 ("independent directors"). The Audit Committee Chairman shall be selected by the members of the Committee. The Audit Committee shall have at least three members. The Chairman of the Committee must have accounting or related financial management expertise.

2. The purposes of the Audit Committee are:

         (a) to oversee the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers;

         (b) to oversee the quality and objectivity of the Fund's financial statements and the independent audit thereof; and

         (c) to act as a liaison between the Fund's independent auditors and the full Board of Directors.

The function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control, and it is the responsibility of the Fund's independent auditors to plan and carry out a proper audit.

3. To carry out its purposes, the Audit Committee shall have the following duties and powers:

         (a) to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to any service provider, and to receive the auditors' specific representations as to their independence at least annually;

         (b) to meet with the Fund's independent auditors, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the Fund's financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) to consider the auditors' comments with respect to the acceptability and appropriateness of the Fund's financial reporting policies, procedures and internal accounting controls, and management's responses thereto; and (iv) to review the form of opinion the auditors propose to render to the Board and shareholders;

         (c) to consider the effect upon the Fund of any changes in accounting principles or practices proposed by management or the auditors, and to consider, in consultation with management and the Fund's independent auditors, any significant changes to the Fund's tax accounting policies, including those pertaining to its qualification as a regulated investment company under the Internal Revenue Code;

         (d) to review and approve the fees charged by the auditors for audit and non-audit services;

         (e) to investigate any improprieties or suspected improprieties in fund operations;

         (f) to review the findings made in any regulatory examinations of the Fund and consult with management on appropriate responses;

         (g) to review any violations of the Code of Ethics for the Fund and its
advisers   and  report  the   Committee's   findings  to  the  full  Board  with
recommendations for appropriate action;

         (h) to oversee the Fund's compliance with 1940 Act asset coverage tests and coverage tests under applicable rating agency guidelines and the Fund's Articles Supplementary, as amended or supplemented from time to time; and

         (i) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

4. The Fund's independent auditors are ultimately accountable to the Board of Directors of the Fund and the Audit Committee thereof, as representatives of the shareholders of the Fund, and the Board of Directors and the Audit Committee have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent auditors (as well as to nominate the independent auditors to be proposed for shareholder approval, if necessary). The Committee will ensure that the Fund's independent auditors submit to the Audit Committee, on a periodic basis, a formal written statement delineating all relationships between the independent auditors and the Fund and its service providers. The Committee will actively engage in a dialogue with the Fund's independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors, and will consider recommending that appropriate action be taken by the Board of Directors to ensure the independence of the independent auditors.

5. The Committee shall meet at least twice annually, which shall include separate executive sessions as the Committee may deem appropriate, and is empowered to hold special meetings as circumstances require.

6. The Committee shall regularly meet with the Treasurer of the Fund and with internal auditors, if any, for the Fund's advisers and/or administrator to review and discuss matters relevant to the Committee's duties and responsibilities.

7. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Fund. The Committee shall also have the authority to seek information, data and services from management in order to carry out its responsibilities.

8. The Committee shall be responsible for reviewing any required description of the Committee in the Fund's annual reports or proxy statements.

9. The Committee will periodically assess the independence of its members.

10. The Committee shall review this Charter at least annually and recommend any changes to the full Board of Directors.

                                                                       Exhibit B



                          INVESTMENT ADVISORY AGREEMENT

         THIS INVESTMENT ADVISORY AGREEMENT (this "Agreement") is made as of the 27th day of April, 2001, by and among BOULDER INVESTMENT ADVISERS, L.L.C., a Colorado limited liability company (the "Adviser") and BOULDER TOTAL RETURN FUND, INC., a Maryland corporation (the "Fund").

         1. Investment Description; Appointment. The Fund desires to employ its capital by investing and reinvesting in investments of the kind and in such manner and to such extent as may from time to time be approved by the Board of Directors of the Fund. The Fund desires to employ and hereby appoints the Adviser to act as investment adviser to the Fund. Adviser hereby accepts the appointment and agrees to furnish the services described herein for the compensation set forth below.

         2. Services as Investment Adviser. Subject to the supervision and direction of the Board of Directors of the Fund, the Adviser will (a) act in accordance with the Investment Company Act of 1940 (the "1940 Act") and the Investment Advisers Act of 1940, as the same may be from time to time amended,
(b) manage the Fund's portfolio on a discretionary basis in accordance with its investment objectives and policies, (c) make investment decisions and exercise voting rights in respect of portfolio securities for the Fund, (d) place purchase and sale orders on behalf of the Fund, (e) employ, at its own expense, professional portfolio managers and securities analysts to provide research services to the Fund, (f) determine the portion of the Fund's assets to be invested, from time to time, in various asset classes (e.g., common stocks, fixed income securities, cash equivalents), (g) determine the portion of the Fund's assets to be leveraged, from time to time, and the form that such leverage will take, and (h) monitor and evaluate the services provided by the Fund's investment sub-adviser(s), if any, under the terms of the applicable investment sub-advisory agreement(s).

         Subject to the approval of the Board of Directors of the Fund and where required, the Fund's shareholders, the Adviser may engage an investment sub-adviser or sub-advisers to provide advisory services in respect of all or a portion of the Fund's assets (the "Sub-Advised Portion") and may delegate to such investment sub-adviser(s) the responsibilities described in subparagraphs
(b), (c), (d), (e), (f) and (g) above and Paragraph 4 below with respect to the Sub-Advised Portion. In the event that an investment sub-adviser's engagement has been terminated, the Adviser shall be responsible for furnishing the Fund with the services required to be performed by such investment sub-adviser(s) under the applicable investment sub-advisory agreements or arranging for a successor investment sub-adviser(s) to provide such services under terms and conditions acceptable to the Fund and the Fund's Board of Directors and subject to the requirements of the 1940 Act. In providing these services, the Adviser will provide investment research and supervision of the Fund's evaluation and, if appropriate, sale and reinvestment of the Fund's assets. In addition, the Adviser will furnish the Fund with whatever statistical information the Fund may reasonably request with respect to the securities that the Fund may hold or contemplate purchasing.

         3. Brokerage. In executing transactions for the Fund and selecting brokers or dealers, the Adviser will use its best efforts to seek the best overall terms available. In assessing the best overall terms available for any Fund transaction, the Adviser will consider all factors it deems relevant including, but not limited to, breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of any commission for the specific transaction and on a continuing basis. In selecting brokers or dealers to execute any transaction and in evaluating the best overall terms available, the Adviser may consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund and/or other accounts over which the Adviser or any affiliate exercises investment discretion.

         4. Information Provided to the Fund. The Adviser will use its best efforts to keep the Fund informed of developments materially affecting the Fund, and will, on its own initiative, furnish the Fund from time to time with whatever information the Adviser believes is appropriate for this purpose.

         5. Standard of Care. The Adviser shall exercise its best judgment in rendering the services described herein. The Adviser shall not be liable for any error of judgment or mistake of law or omission or any loss suffered by the Fund in connection with the matters to which this Agreement relates, provided that nothing herein shall be deemed to protect or purport to protect the Adviser against any liability to the Fund to which the Adviser would otherwise be subject by reason of wilful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement ("disabling conduct"). The Fund will indemnify the Adviser against, and hold it harmless from, any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses), including any amounts paid in satisfaction of judgments, in compromise or as fines or penalties, not resulting from disabling conduct by the Adviser. Indemnification shall be made only following (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Adviser was not liable by reason of disabling conduct, or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Adviser was not liable by reason of disabling conduct by (a) the vote of a majority of the Directors of the Fund who are neither "interested persons" of the Fund nor parties to the proceeding ("disinterested non-party Directors"), or (b) independent legal counsel in a written opinion. The Adviser shall be entitled to advances from the Fund for payment of the reasonable expenses incurred by it in connection with the matter to which it is seeking indemnification in the manner and to the fullest extent permissible under the law. The Adviser shall provide to the Fund a written affirmation of its good faith belief that the standard of conduct necessary for indemnification by the Fund has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met:
(a) the Adviser shall provide a security in form and amount acceptable to the Fund for its undertaking; (b) the Fund is insured against losses arising by reason of the advance; or (c) a majority of disinterested non-party Directors, or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Fund at the time the advance is proposed to be made, that there is reason to believe that the Adviser will ultimately be found to be entitled to indemnification.

         6. Compensation. In consideration of the services rendered pursuant to this Agreement, the Fund will pay the Adviser an annual fee, such amount to be paid monthly, in such amount as set forth in 'Exhibit A', attached hereto. The fee payable to Adviser for any period shorter than a full calendar month shall be prorated according to the proportion that such payment bears to the full monthly payment.

         7. Expenses. The Adviser will bear all expenses in connection with the performance of its services under this Agreement, including the fees payable to any investment sub-adviser engaged pursuant to Paragraph 2 of this Agreement. The Fund will bear certain other expenses to be incurred in its operation, including organizational expenses, taxes, interest, brokerage costs and commissions and stock exchange fees; fees of Directors of the Fund who are not also officers, directors or employees of Adviser; Securities and Exchange Commission fees; state Blue Sky qualification fees; charges of any custodian, any sub-custodians and transfer and dividend-paying agents; insurance premiums; outside auditing and legal expenses; costs of maintenance of the Fund's existence; membership fees in trade associations; stock exchange listing fees and expenses; litigation and other extraordinary or non-recurring expenses.

         8. Services to other Companies or Accounts. The Fund understands that the Adviser now acts, or may act in the future as an investment adviser to fiduciary and other managed accounts or other trusts, or as investment adviser to one or more other investment companies, and the Fund has no objection to the Adviser so acting. The Fund understands that the persons employed by Adviser to assist in the performance of the Adviser's duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Adviser or any affiliate of the Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

         9. Term of Agreement. This Agreement shall become effective as of the date it is approved by a vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding voting securities (the "Effective Date") and shall continue for an initial two-year term and shall remain in effect from year to year so long as such continuance is specifically approved by (a) a majority of the Directors who are not "interested persons" of the Fund (as defined in the 1940 Act) and a majority of the full Board of Directors or (b) a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). This Agreement is terminable by a party hereto on sixty (60) days' written notice to the other party. Any termination shall be without penalty and any notice of termination shall be deemed given when received by the addressee.

         10. No Assignment. This Agreement may not be transferred, assigned, sold or in any manner hypothecated or pledged by any party hereto and will terminate automatically in the event of its assignment (as defined in the 1940
Act). It may be amended by mutual agreement, in writing, by the parties hereto.

         11. Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto.

         12. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Colorado.

         13. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original for all purposes, and together shall constitute one and the same Agreement.

BOULDER TOTAL RETURN FUND, INC.
PROXY SOLICITED BY THE BOARD OF DIRECTORS


The undersigned holder of shares of Common Stock of Boulder Total Return Fund, Inc., a Maryland corporation (the "Fund"), hereby appoints Stephen C. Miller,
Carl D. Johns, and Thomas N. Calabria, attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Common Stock, which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at the Embassy Suites Omaha Downtown/Old Market, 555 South 10th St., Omaha, Nebraska 68102 at 12:00 noon Central time, on April 27, 2001, and any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Annual Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Please indicate your vote by an "X" in the appropriate box below.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ELECTION OF EACH NOMINEE AS DIRECTOR AND FOR PROPOSALS 2 AND 3.

PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF THE PROPOSALS.

1. Election of Directors.

   NOMINEES:    Stewart R. Horejsi and Joel W. Looney


         FOR ____                   WITHHELD ____      FOR ALL EXCEPT ____


Instruction: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted "For" the remaining nominee(s).

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" ELECTION OF STEWART R. HOREJSI AND JOEL W. LOONEY AS CLASS I DIRECTORS OF THE FUND.


2. To ratify the selection of KPMG LLP as independent accountants for the Fund.


         FOR ____                   AGAINST ____                 ABSTAIN ____

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" RATIFICATION OF THE SELECTION OF KPMG LLP AS INDEPENDENT ACCOUNTANTS FOR THE FUND.


3. To approve or disapprove a proposed amendment to the Investment Advisory Agreement to increase the advisory fee paid to Boulder Investment Advisers, L.C.C.


         FOR ____                   AGAINST ____                 ABSTAIN ____

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE PROPOSED AMENDMENT TO THE INVESTMENT ADVISORY AGREEMENT TO INCREASE THE ADVISORY FEE PAID TO BOULDER INVESTMENT ADVISERS, L.L.C.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT     ____

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

NOTE: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

Signature:
          --------------------------
Date:
          --------------------------
Signature:
          --------------------------
Date:
          --------------------------

BOULDER TOTAL RETURN FUND, INC.
PROXY SOLICITED BY THE BOARD OF DIRECTORS


The undersigned holder of shares of Auction Market Preferred Stock ("AMPs") of Boulder Total Return Fund, Inc., a Maryland corporation (the "Fund"), hereby appoints Stephen C. Miller, Carl D. Johns, and Thomas N. Calabria, attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of AMPs, which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at the Embassy Suites Omaha Downtown/Old Market, 555 South 10th St., Omaha, Nebraska 68102 at 12:00 Central time, on April 27, 2001, and any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Annual Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Please indicate your vote by an "X" in the appropriate box below.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR FOR PROPOSALS 2 and 3.

PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF THE PROPOSALS.

2. To ratify the selection of KPMG LLP as independent accountants for the Fund.

         FOR ____                   AGAINST ____                 ABSTAIN ____


THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" RATIFICATION OF THE SELECTION OF KPMG LLP AS INDEPENDENT ACCOUNTANTS FOR THE FUND.

3. To approve or disapprove a proposed amendment to the Investment Advisory Agreement to increase the advisory fee paid to Boulder Investment Advisers, L.C.C.

         FOR ____                   AGAINST ____                 ABSTAIN ____

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE PROPOSED AMENDMENT TO THE INVESTMENT ADVISORY AGREEMENT TO INCREASE THE ADVISORY FEE PAID TO BOULDER INVESTMENT ADVISERS, L.L.C.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT     ____

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

NOTE: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

Signature:
          --------------------------
Date:
          --------------------------
Signature:
          --------------------------
Date:
          --------------------------